Exhibit 99.1 J.P. Morgan Healthcare Conference January 2023

Safe Harbor Statement • The slides presented today and the accompanying oral presentations contain forward-looking – At any stage, regulatory authorities may ask for additional clinical trials, nonclinical studies or other data in order for us to proceed further in development or to file for or obtain regulatory statements, which may be identified by the use of words such as “may,” “might,” “will,” “should,” “can,”,“expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “opportunity”, approval. Other decisions or actions of the FDA or other regulatory authorities may affect the “goal”, “mission”, “potential,” “target”, or “continue,” and other similar expressions. initiation, timing, design, size, progress and cost of clinical trials and our ability to proceed with further development. • Forward-looking statements in this presentation include statements regarding: our clinical development plans, including expected timelines for activities and our expectations as to potential – Even if zuranolone is approved, we may not achieve market acceptance or use of zuranolone in results; our belief that our NDA for zuranolone will be accepted and the possibility of priority the MDD and PPD patient types we expect and we may not achieve reimbursement review; the potential for approval and launch of zuranolone and potential timelines; our belief in the of zuranolone at the levels or with the type of access we expect. The benefit and safety profile of potential benefit and profile of zuranolone and in its potential to be successful and to meet an unmet zuranolone in clinical practice, if approved, may not meet our expectations. We may not need in the treatment of MDD and PPD; the potential for commercialization of zuranolone and our be successful in execution of our planned commercialization activities or we may change our commercialization plans, including plans to help enable access; our expectations as to the types of plans. We may never be successful or achieve our goals with respect to commercialization MDD patients who may benefit from zuranolone, if approved; the potential for success of our other of zuranolone, if approved. product candidates in various indications, including the potential profile and benefit of our other product candidates; our estimates as to the number of patients with disorders and diseases of – Even if zuranolone or our other product candidates are successfully developed and approved, the number of patients with the diseases or disorders our products treat or the subset of such interest to us and that we hope to help and the potential market for our product candidates, if approved; the goals, opportunity, mission and vision for business; and our views with respect our patients we believe will use our products, the need for new treatment options, and the actual financial strength and potential value creation opportunities. market for such products may be smaller than our current estimates. – The anticipated benefits of our collaborations, including our collaboration with Biogen, may never • These forward-looking statements are neither promises nor guarantees of future performance, and are subject to a variety of risks and uncertainties, many of which are beyond our control, which be achieved. The need to align with our collaborators may hamper or delay our development and commercialization efforts or increase our costs; our business may be adversely affected and our could cause actual results to differ materially from those contemplated in these forward-looking statements, including the risk that: costs may increase if any of our key collaborators fails to perform its obligations or terminates our collaboration. – The FDA may not accept our NDA for zuranolone for review or may accept the filing for review – We may not be able to obtain and maintain adequate intellectual property protection or other but not grant approval or may grant approval for a narrower indication than we expect or with unexpected limitations. The FDA may ask for additional clinical trials, nonclinical studies or forms of data and marketing exclusivity for our products, or to defend our patent portfolio against challenges from third parties. other data in order for us to file for or obtain regulatory approval of zuranolone. The FDA may not grant priority review of our NDA for zuranolone. Our expectations for timing of review of our NDA and of launch of zuranolone, if approved, may not be accurate. The FDA may ultimately – We may face competition from others developing products or with approved products for similar uses as those for which our product candidates are being developed. decide that the design or results of our clinical trials for our product candidates are not sufficient to successfully file for or obtain regulatory approval. – Our operating expenses may be higher than forecasted, our revenues may be lower than we expect, or we may face unexpected expenditures, which could cause us to change our – Our clinical trials may not meet their primary endpoints or key secondary endpoints. Success in plans. We may need or choose to raise additional funding, which may not be available on non-clinical studies or in prior clinical trials of our product candidates may not be repeated or observed in ongoing, planned or future studies involving the same compound or other product acceptable terms, or at all. candidates. Non-clinical and clinical results from ongoing or future trials may not support further – We may not be able to establish and maintain key business relationships with third parties on development of the product candidate or filing for or obtaining regulatory approval on the acceptable terms or we may encounter problems with the performance of such third parties. timelines we expect or at all and we may be required to conduct additional clinical trials or nonclinical studies which may not be successful. – We may encounter technical and other unexpected hurdles in the manufacture, development or commercialization of our products. – We may experience slower than expected enrollment in our clinical trials or may encounter other delays or problems, including in analyzing data or requiring the need for additional analysis, data – Any of the foregoing or other factors may negatively impact our ability to achieve our goals, or patients, and such issues with any trial could cause delay in completion of the trial, availability mission, opportunities, plans or expectations for our business. of results and timing of future activities. • For additional disclosure regarding these and other risks Sage faces, see the disclosure contained – We may encounter unexpected safety or tolerability issues with respect to any of our product in the Risk Factors section of our most recent report, and in our other public filings, with the candidates or marketed products; we may encounter different or more severe adverse events at Securities and Exchange Commission, available on the SEC's website at http://www.sec.gov. Any the higher doses, different frequency or length of dosing or in new indications we are studying or forward-looking statement represent our views only as of today, and should not be relied upon as may study in ongoing or planned trials. representing our views as of any subsequent date. We undertake no obligation to update or revise the information contained in this presentation, whether as a result of new information, future events or circumstances or otherwise. 2 Sage Therapeutics © 2023

The time is now… Kay Lynn Seth Postpartum Huntington’s Essential Depression (PPD) Disease (HD) Tremor (ET) Sheante Dan Kirsten Major Depressive Parkinson’s Alzheimer’s Disorder (MDD) Disease (PD) Disease (AD) Brain health is fundamental to good health 3 Sage Therapeutics © 2023

Building impact and scale Millions of people have been Patients, providers, and society Relentless focus on developing waiting decades for new can and must be better served new and effective treatments to treatment options address brain health disorders The time is now… 4 Sage Therapeutics © 2023

Challenge scientific convention Starting with our work on GABA and NMDA, we are pursuing breakthroughs that have the potential to advance the treatment of a wide range of brain health disorders. 5 Sage Therapeutics © 2023

Building a business for the future Rich innovative pipeline/product engine Deep expertise in brain circuitry Significant potential patient impact Strong cash position to fuel growth Exciting business momentum into 2023 6 Sage Therapeutics © 2023

Sage has a leading brain health portfolio PRECLINICAL REGISTRATION MARKETED COMPOUND PARTNER INDICATIONS PHASE 1 PHASE 2 PHASE 3 DEPRESSION ® ZULRESSO Postpartum Depression (brexanolone) CIV injection Major Depressive Disorder Postpartum Depression Zuranolone Treatment Resistant Depression (SAGE-217) Generalized Anxiety Disorder Bipolar Depression NEUROLOGY Essential Tremor Epileptiform Disorders SAGE-324 Parkinson’s Disease SAGE-689 Acute GABA Hypofunction NEUROPSYCHIATRY Huntington’s Disease Cognitive Dysfunction Parkinson’s Disease Cognitive SAGE-718 Dysfunction Alzheimer’s Disease Mild Cognitive Impairment and Mild Dementia EARLY DEVELOPMENT SAGE-319 GABA Hypofunction NMDA Hypofunction SAGE-421 7 Sage Therapeutics © 2023 Light shades indicate trials in the planning or evaluation stage

Significant unmet needs remain in the treatment of depression

Unmet Needs

In a survey of MDD patients (n=583) conducted by Sage, 75% of MDD patients asked about the impact of switching medications reported being frustrated or feeling that no medication was going to work for them[1]

1

STAR*D Analysis shows that patients who achieve later remission have a 1.5 times higher risk of relapse than those who remit early[1]

2

The economic burden of MDD in the United States is an estimated $326 billion in 2018[2]

3

MDD = major depressive disorder

1. Sage Therapeutics. Data on file. 2. Greenberg PE, et al. PharmacoEconomics. 2021; 39: 653-665.

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Zuranolone clinical data supports its potential to fulfill unmet needs for people with MDD and PPD

Rapid & Sustained

- Rapid symptom reduction observed
- Sustained effects lasted beyond completion of treatment

Well-Tolerated

- Well-tolerated profile*
- Differentiated side effect profile with no evidence of increased sexual dysfunction, weight gain or sleep disruption

Improved Feel/Functioning

- Improvements seen across domains of quality of life
- Measured benefits that patients are looking for from depression treatment



Short Course

- As-needed oral therapy
- 2-week treatment course

Novel MOA

- Selectively modulates $GABA_AR$
- May help neuronal networks rebalance[1]

Flexible Approach

- Improvement seen in depressive symptoms in MDD/PPD patients when used as mono or adjunctive therapy
- Improvements seen in MDD/PPD patients with or without elevated anxiety

*Zuranolone was generally well-tolerated across clinical studies. The most common adverse events associated with zuranolone included headache, somnolence, dizziness and sedation.

Profile based on data demonstrated in clinical studies with zuranolone to date

Note: Success of zuranolone and the product profile depend on the clinical development program and regulatory approval.

[1]Antonoudiou, P. et al. Allopregnanolone mediates affective switching through modulation of oscillatory states in the basolateral amygdala. *Biological Psychiatry*, 2021.2003.2008.434156, doi:10.1016/j.biopsych.2021.07.017 (2021).

MDD = major depressive disorder, PPD = postpartum depression

Zuranolone is being developed in collaboration with Biogen.

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In an integrated analysis of zuranolone data, patients reported overall † improvement in functioning and well-being * Mental Health * Clinically meaningful * improvements were observed Role-Emotional * across mental health, physical * * Social Functioning and general health domains * Vitality * of SF-36 * * General Health * Bodily Pain * Role-Physical * * Physical Functioning 0 3 6 9 12 15 18 Day 42 Day 15 Zuranolone Day 42 Zuranolone Day 15 Placebo Day 42 Placebo Day 15 † *LSM treatment difference p-value <0.05 (nominal); Integrated analyses combine doses from the ROBIN Study, MDD- ‡ 201B Study, MOUNTAIN Study (≥24 HAMD-17 subgroup), and WATERFALL Study. For the ROBIN study, data were 10 collected at Day 45.; SF-36 = 36-Item Short Form Health Survey (version 2). Sage Therapeutics © 2023 Zuranolone is being developed in collaboration with Biogen.

Selected responder interviews from SHORELINE Study in MDD

Examples of quotes from surveyed patients who responded to initial treatment cycle of 50 mg zuranolone in the open-label SHORELINE Study (n=32)

"It was really impressive that the results happened so quickly, and it was so dramatic. It wasn't just a slight improvement, it was night and day. **It was a 180 degree turn from how I'd been feeling even just the day before**."

Rapid Onset

A substantial majority of interviewed patients noticed improvements within the first week

"...almost like an afterglow of the two week course of treatment, that then it was just working for several months. **I didn't have to think about it constantly. I didn't have to take medication...I wasn't having to think about my depression and try to manage it.**"

Durability

Most interviewed patients reported being satisfied with duration of improvements

"**I felt better both times**… I started feeling better right away…and I wasn't as bad when I took it the second time as I had been before the study."

Retreatment

A significant majority of interviewed patients who received retreatment reported feeling fine, positive, or neutral about needing to be retreated

"**Very satisfied because it's helping me. I feel better about myself now than I did when I first started.** I know it's good…I'm doing more than I used to. I'm getting up. I'm going to church. Before, I wouldn't be anywhere, I wouldn't go outside, I would just look outside the door. It has helped me."

Satisfaction

All interviewed patients reported being moderately, quite, or very satisfied with zuranolone

Among patients treated in the ongoing open-label Phase 3 SHORELINE Study, the most common TEAEs (>5%) observed in the 30 and 50 mg cohorts were headache, somnolence, dizziness, and sedation.
Patient experiences are provided solely to help illustrate the data collected from the SHORELINE Study interviews. Patient experiences in the SHORELINE Study differed patient-to-patient. Results of the survey are not intended to make claims about zuranolone's potential benefit. Survey information does not represent all patients who took zuranolone.
Interviews conducted with patients who responded to the first 50 mg zuranolone treatment cycle and had been participants in the SHORELINE Study for at least six months. Interviews were conducted at various timepoints for each patient. Based on SHORELINE Study design, patients were allowed to be on background therapy. Sample size of interviewed patients n = 32.
MDD = major depressive disorder
Zuranolone is being developed in collaboration with Biogen.

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Goal of the planned zuranolone launch strategy is to transform the way MDD and PPD are treated MDD – MDD Partial with Elevated If zuranolone is approved, plan to focus on: Response Anxiety Priority MDD and PPD patient segments Target High Volume HCPs • Psychiatrists • NPs / PAs • PCPs MDD – Adherence PPD • OBGYNs Challenged Collaborate with Payers Lead with Value Sage and Biogen Zuranolone Webcast [December 6, 2022]. Accessible via: https://investor.sagerx.com/events/event-details/sage-therapeutics-and-biogen-webcast-discuss- potential-commercialization-plans MDD = major depressive disorder, PPD = postpartum depression, NP = nurse practitioner, PA = physician assistant, PCP = primary care provider 12 Sage Therapeutics © 2023 Zuranolone is being developed in collaboration with Biogen.

Cognitive impairment is prevalent and impacts people across the lifespan

Executive Function	Learning & Memory	Attention	Language	Visuospatial
Planning, decision-making, working memory, multitasking, flexibility	Recall, recognition. long-term memory, implicit learning	Sustained attention, divided attention, selective attention, processing speed	Object naming, word finding, fluency, grammar and syntax, receptive language	Visual perception. Visuo-constructional reasoning, perceptual-motor coordination

DAILY LIFE

Cooking + Driving + Lists + Working + Finances



Sources: SSM Popul Health. 2020 Aug; 11: 100577. Published online 2020 Mar 31. doi: 10.1016/j.ssmph.2020.100577
https://altoida.com/blog/defining-the-6-key-domains-of-cognitive-function/

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Sage's first-in-class NMDA receptor PAM

Novel starting point for understanding NMDA receptor modulation



Glutamate
K+
Glycine
Na+
Ca2+
24(S)-HC
CYP46A1
Cholesterol

Emerging Science Drives New Thinking

- The neuroactive steroid, 24S-hydroxycholesterol (24S-HC), is an endogenous modulator of NMDA receptors
- NMDA receptors play a major role in excitatory transmission in the brain and influence cognition and other key brain functions
- NMDA receptor hypofunction has been implicated in cognitive impairment associated with disorders such as Huntington's disease, Parkinson's disease and Alzheimer's disease

SAGE-718: NMDA Positive Allosteric Modulator (PAM)

- SAGE-718 is a novel, positive allosteric modulator derived from our pharmacological understanding of 24S-HC
- SAGE-718 is believed to bind to a novel neurosteroid site on the NMDA receptor
- SAGE-718 has the potential to restore NMDA activity and improve cognitive functioning

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Globally, disorders involving cognitive impairment continue to increase

Cognitive impairment has devastating impacts on *patients, families, and society*

~188K

Huntington's Disease Global Prevalence[1]

Cognitive Impairment in HD can occur up to 15 years before motor manifestation & is highly associated with overall functional decline

~8.8M

Parkinson's Disease Global Prevalence[2]

Mild cognitive impairment (MCI) is diagnosed in nearly half of people with PD and causes poorer treatment outcomes, greater medical costs, and caregiver distress

~134M

Alzheimer's Disease Global Prevalence[3]

Up to 50% of people with MCI due to AD progress to Alzheimer's dementia within 5-10 years

Sage Therapeutics®

HD = Huntington's disease, PD = Parkinson's disease, AD = Alzheimer's disease

1. Pringsheim T, Wiltshire K, Day L, Dykeman J, Steeves T, Jette N. The incidence and prevalence of Huntington's disease: a systematic review and meta-analysis. Mov Disord. 2012 Aug;27(9):1083-91. doi: 10.1002/mds.25075. Epub 2012 Jun 12. PMID: 22692795. 2. Sage Therapeutics, Inc. Data on file. 3. Sage Therapeutics, Inc. Data on file.

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SAGE-718 has demonstrated consistent beneficial effects on cognitive performance in clinical studies to date Placebo-controlled Two Back Test Performance on Executive Functioning Tasks Across SAGE-718 Studies Digital Symbol Substitution Test Z-Transformed Change from Baseline to Last Assessment* (Mean change from baseline plotted) Spatial Working Memory Test IMPROVEMENT 1.2 Healthy Volunteers Huntington’s Parkinson’s Disease Alzheimer’s Disease w/ Ketamine Disease PARADIGM Study LUMINARY Study Challenge CLP-102B 1.0 EXM-103 0.8 0.6 0.4 0.2 NO CHANGE HV on Ketamine n = 6 n = 13 n = 16 n = 17 n = 23 n = 24 n = 25 & SAGE-718 -0.2 n = 18 -0.4 HV on Ketamine WORSENING & Placebo n = 19 HV = healthy volunteers 16 Sage Therapeutics © 2023

SAGE-718 clinical development program in Huntington's disease

PERSPECTIVE PROGRAM

Huntington's Disease

FDA Fast-track Designation

DIMENSION (CIH-201) | 3-month study

- Description: Robust RCT in patients with HD cognitive impairment, designed to evaluate efficacy
- Objective: Demonstrate difference on cognitive performance between drug and placebo at month 3
- Target enrollment: 178

ENROLLING

SURVEYOR (CIH-202) | 1 month study

- Description: Placebo-controlled RCT to demonstrate the clinical meaningfulness of improving cognition in HD
- Objective: Generate evidence linking change in cognitive performance to real-world patient functioning, benchmarked against performance of healthy volunteers
- Target enrollment: 40 people with HD, 40 healthy volunteers (assessment-only HV arm)

ENROLLING

PURVIEW (CIH-301) | 13-month study

- Description: Open-label safety study, enrolling participants from DIMENSION, SURVEYOR, and an additional de novo cohort
- Objective: Designed to evaluate the long-term safety profile and benchmark performance against HD natural history studies
- Target enrollment: 300

ENROLLING

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Sage’s robust portfolio features NCEs with differentiated target profiles that may be suited for study across the lifespan ® ZULRESSO (brexanolone) CIV zuranolone (Oral) SAGE-324 (Oral) SAGE-718 (Oral) SAGE-319 (Oral) SAGE-689 (Parenteral) SAGE-421 (Oral) GABA NMDA 18 Sage Therapeutics © 2023

Anticipated 2023 Milestones

*Early:Q1-Q2; Mid:Q2-Q3; Late: Q3-Q4

	Early	Mid	Late	
DEPRESSION				
Zuranolone (SAGE-217)	●			FDA acceptance of rolling NDA submission for zuranolone in MDD and PPD
		●		Present additional data from SHORELINE Study
			●	PDUFA date for zuranolone in MDD and PPD, if accepted for review by the FDA
			●	Commercial availability of zuranolone in MDD and PPD, if priority review is granted and zuranolone is approved
			●	Initiate a lifecycle innovation study with zuranolone
	●	●	●	Present additional analyses of data from LANDSCAPE and NEST clinical programs, including health economics and patient reported outcomes
NEUROLOGY				
SAGE-324			●	Complete enrollment in Phase 2b KINETIC 2 Study
	●	●	●	Present additional analyses of data from clinical development program as well as disease state and burden of disease research in ET
NEUROPSYCHIATRY				
SAGE-718	●	●	●	Progress recruitment in the ongoing DIMENSION, SURVEYOR, PURVIEW, PRECEDENT, and LIGHTWAVE Studies
	●	●	●	Present additional analyses of data from clinical development program as well as disease state and burden of disease research in HD, PD and AD
ADDITIONAL CLINICAL PROGRAMS & MILESTONES				
Additional Pipeline Programs			●	Provide update on next steps for pipeline programs (e.g., SAGE-319)
Cash Balance	●	●	●	Maintain strong balance sheet

MDD = major depressive disorder, PPD = postpartum depression, ET = essential tremor, HD = Huntington's disease, PD = Parkinson's disease, AD = Alzheimer's disease

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The time is now… Kay Lynn Seth Postpartum Huntington’s Essential Depression (PPD) Disease (HD) Tremor (ET) Sheante Dan Kirsten Major Depressive Parkinson’s Alzheimer’s Disorder (MDD) Disease (PD) Disease (AD) Brain health is fundamental to good health 20 Sage Therapeutics © 2023

Seeing the brain differently makes a world of difference 21 Sage Therapeutics © 2023